UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): February 16, 2006
                                                    ----------------------------
                                                    (February 10, 2006)
                                                    ----------------------------

                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-32637                                            20-2733559
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(Commission File Number)                     (IRS Employer Identification No.)

   625 Westport Parkway, Grapevine, Texas                         76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On February 10, 2006, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of GameStop Corp. (the "Company") determined that the Company had attained the threshold performance goals with respect to operating earnings (the "Operating Earnings Target") for the fiscal year ended January 28, 2006 ("fiscal 2005") under the Company's Supplemental Compensation Plan (the "Compensation Plan"). As a result of the Company achieving the Operating Earnings Target, the Board approved the payment of cash bonuses to the named executive officers set forth below:

Name and Position                                             Fiscal 2005 Bonus
-----------------                                             -----------------
R. Richard Fontaine, Chairman and Chief Executive Officer            $910,000
Daniel A. DeMatteo, Vice Chairman and Chief Operating Officer        $749,000

Merger Completion Bonus

     On February 10, 2006, the Committee approved the payment of the following bonuses as a result of the Company's successful completion of its combination with Electronics Boutique Holdings Corp.:

Name and Position                                                    Bonus
-----------------                                                    -----
R. Richard Fontaine, Chairman and Chief Executive Officer          $200,000
Daniel A. DeMatteo, Vice Chairman and Chief Operating Officer $200,000 David W. Carlson, Executive Vice President and
Chief Financial Officer                                            $100,000

Fiscal 2006 Annual Salaries

     On February 10, 2006, the Committee set the annual base compensation for the fiscal year ending February 3, 2007 ("fiscal 2006") of R. Richard Fontaine, Chairman and Chief Executive Officer, at $1,000,000, and Daniel A. DeMatteo, Vice Chairman and Chief Operating Officer, at $800,000.

Fiscal 2006 Performance Bonus Criteria

     On February 10, 2006, the Committee set the performance criteria under the Compensation Plan for purposes of determining bonuses for fiscal 2006 to be paid to R. Richard Fontaine, Chairman and Chief Executive Officer, and Daniel A. DeMatteo, Vice Chairman and Chief Operating Officer.

     The performance criteria are based on operating earnings with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.

                                       2
                                                            Maximum Annual
                                                            Bonus Payable
                                   Annual Bonus             as Percentage of
                                   as Percentage            Annual Salary if
                                   of Annual Salary         Target Exceeded
Name and Position                  if Target Achieved       by Specified Amount
-----------------------            ------------------       -------------------

R. Richard Fontaine                     200%                    250%
Chairman and Chief Executive
Officer

Daniel A. DeMatteo                       200%                   250%
Vice Chairman and Chief
Operating Officer

Grants Under the Company's Incentive Plan

     On February 10, 2006, the Committee approved the following grants of options or restricted shares under the Company's Incentive Plan to the Company's executive officers and directors:

Name and Position                                               Grant
-----------------                                               -----
R. Richard Fontaine,
Chairman and Chief Executive Officer                 60,000 Restricted Shares(1)

Daniel A. DeMatteo, Vice Chairman
and Chief Operating Officer                          60,000 Restricted Shares(1)

Steven R. Morgan, President                             120,000 Options(1)(2)

David W. Carlson, Executive Vice President and
Chief Financial Officer                              30,000 Restricted Shares(1)

Ronald Freeman, Executive Vice President,
Distribution                                         21,000 Restricted Shares(1)

Robert A. Lloyd, Senior Vice President and
Chief Accounting Officer                                18,000 Options(1)(2)

Each Non-Employee Member of the Board of Directors
(nine individuals)                                    9,600 Restricted Shares(1)

(1) Class A Common Stock, vesting in equal annual installments on February 10 of each of the years 2007 through 2009.

(2)  $41.37 per share exercise price, expiring February 9, 2016.

Fiscal 2006 Board Fees

     On February 10, 2006, the Board, upon the recommendation of the Committee, approved the Board fees for fiscal 2006. The annual retainer to be received by each non-employee member of the Board for fiscal 2006 was set at $50,000.

Item 8.01   Other Events.

Appointment of Jerome L. Davis to the Compensation Committee

     On February 10, 2006, the Board, upon the recommendation of the Committee, appointed Jerome L. Davis to serve as a member of the Committee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GAMESTOP CORP.


Date:  February 16, 2006          By: /s/ David W. Carlson
                                      -----------------------------------
                                      David W. Carlson
                                      Executive Vice President and
                                        Chief Financial Officer